Exhibit 99.1

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

Consolidated Financial Statements of Health Guru:
a.	Independent Auditor’s Report	F-1
b.	Consolidated Balance Sheets at December 31, 2012 and 2011	F-3
c.	Consolidated Statements of Operations for the Years ended December 31, 2012 and 2011	F-4
d.	Consolidated Statements of Stockholders’ Equity for the Years ended December 31, 2012 and 2011	F-5
e.	Consolidated Statements of Cash Flows for the Years ended December 31, 2012 and 2011	F-6
f.	Notes to the Consolidated Financial Statements	F-8

Fruchter Rosen & Company, p.c.
certified public accountants
156 west 56th street
New York, New York 10019
_________

Tel:  (212) 957-3600
Fax:  (212) 957-3696

INDEPENDENT AUDITORS’ REPORT

To the Stockholders’ of
HEALTH GURU MEDIA, INC. AND SUBSIDIARY:

We have audited the accompanying consolidated financial statements of Health Guru Media, Inc., and subsidiary which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Fruchter Rosen & Company, p.c.
certified public accountants
156 west 56th street
New York, New York 10019
_________

Tel:  (212) 957-3600
Fax:  (212) 957-3696

INDEPENDENT AUDITORS’ REPORT, continued

Opinion

In our opinion, the consolidated financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Health Guru Media, Inc., and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ FRUCHTER ROSEN & COMPANY, P.C.

FRUCHTER ROSEN & COMPANY, P.C.
Certified Public Accountants

New York, New York
November 26, 2013

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,

	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$2,604,745	$3,282,139
Accounts receivable	3,155,704	1,311,672
Prepaid expenses and other current assets	295,875	60,174
Total current assets	6,056,324	4,653,985

Property and equipment, net of accumulated depreciation and amortization of $96,375 and $66,065, respectively	275,918	95,573

Security deposits	160,268	161,262
Intangible asset - domain name	300,000	-
Goodwill	500,000	-

TOTAL ASSETS	$7,292,510	$4,910,820

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,227,082	$344,061
Deferred revenue	673,038	105,000
Current portion of note payable	1,351,690	466,623
Total current liabilities	3,251,810	915,684

Note payable, less current portion	1,382,990	1,510,880
Other liabilities	800,000	-
Total liabilities	5,434,800	2,426,564

Stockholders' equity:
Preferred stock, Series A-1; $.0001 par value; 91,550,505 shares authorized; 69,633,266 shares issued and outstanding at December 31, 2012 and 2011.	6,963	6,963
Preferred stock, Series A-2; $.0001 par value; 4,45,983 shares authorized; 4,245,983 and 2,416,745 shares issued and outstanding at December 31, 2012 and 2011, respectively.	425	242
Preferred stock, Series B-1; $.0001 par value; 28,359,555 shares authorized; 28,359,555 and 0 shares issued and outstanding at December 31, 2012 and 2011, respectively.	2,836	-
Common stock, $.0001 par value; 171,500,000 shares authorized; 425,299 and 420,726 shares issued and outstanding at December 31, 2012 and 2011, respectively.	42	42
Additional paid-in capital	15,306,808	11,861,652
Accumulated deficit	(13,459,364)	(9,384,643)
Total stockholders' equity	1,857,710	2,484,256

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,292,510	$4,910,820

The accompanying notes are an integral part of these consolidated financial statements.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	2012	2011

Net revenue	$7,800,130	$2,586,400

Cost of revenue	2,695,401	545,354

Gross profit	5,104,729	2,041,046

Operating expenses:
Officers' salaries	510,000	356,780
Salaries	3,910,220	1,784,579
Marketing and promotion	2,404,410	1,499,264
General and administrative	1,939,127	1,252,414
Depreciation and amortization	30,347	15,162

Total operating expenses	8,794,104	4,908,199

Loss From Operation	(3,689,375)	(2,867,153)

Interest Expense	385,346	192,374

Net Loss	$(4,074,721)	$(3,059,527)

The accompanying notes are an integral part of these consolidated financial statements.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

					Additional		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Beginning balance - January 1, 2011	$2,486,847	249	$350,625	$35	$6,253,800	$(6,325,116)	$(71,032)
Net Loss	-	-	-	-	-	(3,059,527)	(3,059,527)
Bridge Note Conversion- Series A	69,633,265	6,963	-	-	5,606,569	-	5,613,532
Stock conversion	(70,101)	(7)	70,101	7	-	-	-
Stock based compensation expense	-	-	-	-	1,283	-	1,283
Ending balance, December 31, 2011	72,050,011	$7,205	420,726	$42	$11,861,652	$(9,384,643)	$2,484,256

Beginning balance - January 1, 2012	72,050,011	$7,205	420,726	$42	$11,861,652	$(9,384,643)	$2,484,256
Net Loss	-	-	-	-	-	(4,074,721)	(4,074,721)
Exercise of Stock Options	-	-	4,573	-	91	-	91
Issuance of Preferred Stock- Series A-2	1,829,238	183	-	-	149,817	-	150,000
Issuance of Preferred Stock- Series B-1	28,359,555	2,836	-	-	3,247,168	-	3,250,004
Stock based compensation expense	-	-	-	-	74,546	-	74,546
Investment funding expense	-	-	-	-	(26,466)	-	(26,466)
Ending balance, December 31, 2012	102,238,804	$10,224	425,299	$42	$15,306,808	$(13,459,364)	$1,857,710

The accompnying notes are an integral part of these consolidated financial statements.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(4,074,721)	(3,059,527)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock based compensation	74,546	1,283
Depreciation and amortization	30,347	15,162
Provision for doubtful accounts	36,187	103,360
Loss on disposal of fixed asset	511	-
Changes in operating assets and liabilities:
Increase in accounts receivable	(1,880,219)	(1,029,638)
Increase in prepaid expenses, and other current assets	(235,701)	(21,552)
Decrease (increase) in security deposits	994	(153,562)
Increase in accounts payable and accrued expenses	883,021	113,090
Increase in deferred revenue	568,038	103,019
NET CASH USED IN OPERATING ACTIVITIES	(4,596,997)	(3,928,365)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(211,203)	(32,742)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net advances from note payable	757,177	1,977,503
Net proceeds from the issuance of stock options	91	-
Net proceeds from issuance of common and preferred stock	3,373,538	5,115,038
NET CASH PROVIDED BY FINANCING ACTIVITIES	4,130,806	7,092,541

Net (decrease) increase in cash and cash equivalents	(677,394)	3,131,434

Cash and cash equivalents- beginning of year	3,282,139	150,705

Cash and cash equivalents- end of year	$2,604,745	$3,282,139

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$385,155	$162,264

Supplemental schedule of noncash financing activities:
Conversion of Promissiory Note to Common Stock	$-	$498,494
Total purchase price	$-	$498,494

The accompnying notes are an integral part of these consolidated financial statements.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,

	2012	2011
Supplemental non-cash investing and financing activity - acquisition of Gather:
Assets acquired and liabilities assumed:
Property and equipment	$300,000	$-
Goodwill recognized on purchase business combination	500,000	-
Total non-cash consideration	$800,000	$-

Non-cash consideration consisted of:
Contingent purchase price consideration	$800,000	$-
Total non-cash consideration	$800,000	$-

The accompnying notes are an integral part of these consolidated financial statements.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 1 -	NATURE OF OPERATIONS

Health Guru Media, Inc. (“Health Guru”) was incorporated in Delaware, in 2004, as a leading provider of health information videos on the internet, offering an extensive library of over 3,500 health videos and 600 health-video applications on topics including mental health, pregnancy, diet & fitness, and medical conditions. Health Guru seeks to provide unique content that make health videos more engaging for its users; and, by virtue of these features, make such health videos more effective for its advertisers.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Basis of Accounting

The accounts have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Principles of Consolidation

The consolidated financial statements include the accounts of Health Guru Media and its wholly owned subsidiary, Gather.com (“Gather”) (together, the “Company”).  All significant intercompany balances and transaction have been eliminated in consolidation.

Business Combination

On September 15, 2012 Health Guru formed a wholly owned subsidiary, Gather Acquisition Corporation (“GAC”).  GAC purchased Gather.com (“Gather”) from Skyword Inc. (“Skyword” or “Seller”) in exchange for certain consideration as explained below.

The assets of Gather.com include the domain name, the website and the underlying code which powers it, all of its existing relationships and the traffic that flows through the website. Gather.com has a preferential arrangement to license certain Skyword content, maintain a platform to facilitate writers creating search engine optimization.  For a period of five years, Gather.com has permission to use the Skyword system at no cost, except for paying the authors who create content on the platform. GAC has full ownership of all assets associated with “Gather.com.”

The assets and liabilities of Gather have been recorded in the Company’s consolidated balance sheet at their fair values at the date of acquisition. As part of the purchase of Gather on September 15, 2012, the Company acquired an identifiable intangible asset of $300,000. The acquired intangible has been assigned a life and is being amortized over a period of 3 years.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICES, CONTINUED

The following details the allocation of the purchase price for the acquisition of Gather:

Fair Value
Accounts receivable, net	$43,000
Gift card inventory	1,000
Intangible asset – domain name	300,000
Accounts payable and accrued expenses	(44,000)

Net fair value assigned to assets acquired and liabilities assumed	300,000
Goodwill	500,000
Total purchase price consideration	$800,000

The Company’s purchase of Gather resulted in the recording of goodwill of $500,000.   In connection with this acquisition, the Company acquired access to new customers, additional product and service lines, all of which have the potential to bring additional revenue and profits to the Company in the future.

The following presents a summary of the purchase price consideration for the purchase of Gather:

Fair value of contingent purchase price consideration – royalty to be paid on future revenues	$800,000
Total Purchase Price Consideration	$800,000

The results of operations for Gather for the period September 15, 2012 through December 31, 2012, are reflected in the Company’s results for the years ended December 31, 2012 in the accompanying consolidated statements of operations.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Business Combination (Continued)
Pursuant to the purchase agreement, contingent consideration for the purchase consists of a five year arrangement to pay royalties to Skyword (“Skyward Royalty”). The Skyword Royalty is to be paid in quarterly installments and is based on revenues generated by the assets purchased. The Skyword Royalty is paid pursuant to the table below.

Skyword Royalty Payment Schedule	Royalty Rate Applied to Revenues for Stated Period
09/01/13 to 02/28/14	5%
03/01/14 to 8/31/14	15%
09/01/14 to 02/28/15	20%
03/01/15 to 09/15/17	25%

The royalty amount is capped and cannot exceed $2,000,000. At the end of the fifth year, there is a settlement provision. An amount representing $2,000,000 less the aggregate amount of Skyword Royalties paid through such fifth year is deemed the “Remainder.” If (i) the Remainder is $0, then no further action is necessary; (ii) if the Remainder is greater than $0, then GAC may pay the full dollar value of the Remainder to Skyword in full satisfaction of the obligation, or, (iii) if GAC does not exercise its option to pay the remainder in full, then GAC shall select a dollar value between $0 and the Remainder (“Settlement Value”). Skyword then has the option to accept receipt of the Settlement Value in full satisfaction or (iv) Skyword pays GAC the Settlement Value and thus reclaims all assets of the Gather business.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.

The Company’s significant estimates and assumptions include the allowance for uncollectible accounts receivable, the period over which property and equipment is depreciated, the determination of the fair value and estimated lives of intangible assets, the fair value of the contingent purchase price consideration in connection with the purchase of Gather, the fair value of equity instruments and related amortization of such stock-based compensation.  Actual results could differ from those estimates.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition
The Company recognizes revenue in accordance with ASC Topic 605, “Revenue Recognition.” Accordingly, the Company recognizes revenue when the following criteria have been met: persuasive evidence of an arrangement exists, no significant Company obligations remain, collection of the related receivable is reasonably assured and the amounts are fixed and determinable.

The Company’s revenues are recognized in the period that the actions occur or when services are provided and the criteria of ASC Topic 605 are met.  Additionally, consistent with the provisions of ASC Topic 605-45, Principle Agent Considerations,” (“ASC Topic 605-45”), the Company’s revenues are recorded on a gross basis and publisher expenses that are directly related to a revenue-generating event are recorded as a component of cost of revenues.

Prepayments and amounts on deposit from customers are recorded as an advertiser deposit liability and are included in either accounts payable and accrued liabilities or accounts receivable, net, in the accompanying consolidated balance sheets.

Revenue from distribution arrangements services are recognized ratably over the term of the applicable agreement.

Cash and Cash Equivalents
The Company considers all cash accounts and short-term investments with an original maturity of three months or less when purchased to be cash and cash equivalents. The Company has not experienced any losses in such accounts and periodically evaluates the credit worthiness of the financial institutions and has determined the credit exposure to be negligible.

Accounts Receivable
Accounts receivable are stated at the amount, management expects to collect from outstanding balances. Management regularly reviews its accounts receivable for collectability and provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Receivables are written off when management deems all efforts to collect the amounts outstanding have been exhausted.  Recoveries of accounts receivable previously written off are recorded as revenue when received. At December 31, 2012 and at December 31, 2011 an allowance was not considered necessary.

Property and Equipment
Property and equipment are stated at cost. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives range from 3 – 7 years. Maintenance and repairs are charged to expense as incurred. Upon the sale or retirement of property and equipment, the related costs and accumulated depreciation are eliminated from the accounts and gains or losses are reflected in operations. Material impairment losses are charged to operations when determined.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Lived Assets
The Company accounts for its long-lived assets in accordance with ASC 360, “Accounting for the Impairment or Disposal of Long-Lived Assets,” which requires that long-lived assets be evaluated whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or the useful life has changed.  Such indicators include significant technological changes, adverse changes in market conditions and/or poor operating results.  The carrying value of a long-lived asset group is considered impaired when the projected undiscounted future cash flows are less than its carrying value, and the amount of impairment loss recognized is the difference between the estimated fair value and the carrying value of the asset or asset group.  Fair market value is determined primarily using the projected future cash flows discounted at a rate commensurate with the risk involved.

Goodwill and Indefinite-Lived Assets
The Company may record goodwill and other indefinite-lived assets in connection with business combinations. Goodwill, which represents the excess of acquisition cost over the fair value of the net tangible and intangible assets of acquired companies, is not amortized. Indefinite-lived assets are stated at fair value as of the date acquired in a business combination. The Company’s goodwill balance and other assets with indefinite lives are evaluated for potential impairment during the fourth quarter of each year and in certain other circumstances. There was no goodwill impairment for either of the years ended December 31, 2012 or 2011.

Income Taxes
The Corporation is subject to Federal, New York State and New York City income taxes. FASB Accounting Standards Codification (ASC) 740-10 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements by prescribing a minimum threshold a tax position is required to meet before being recognized in the financial statements.  FASB ASC 740-10 requires a two-step approach under which the tax effect of a position is recognized is equal to the largest tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement of the tax position. As of December 31, 2012 and 2011 the Corporation has determined that it has no uncertain tax positions that require either or accounting for disclosure in the financial statements.

Fair Value Measurements
The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses and other current liabilities, approximate fair value due to the short-term nature of these instruments.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 2 -    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk
Financial instruments that subject the Company to risk of loss consist principally of trade receivables, and cash accounts which at times may exceed federally insured limits. The Company grants credit terms to customers in the normal course of doing business. Credit risk with respect to trade receivables is reduced due to the Company’s ongoing evaluation of its customer base. The Company has not experienced any losses in such accounts. The Company’s cash balances are primarily with one financial institution, which at times, may exceed FDIC insured limits during the year.

Common Stock Purchase Warrants and Other Derivative Financial Instruments
The Company classifies as equity any contracts that (i) require physical settlement or net-share settlement or (ii) provides a choice of net-cash settlement or settlement in the Company’s own shares (physical settlement or net-share settlement) providing that such contracts are indexed to the Company’s own stock as defined in ASC 815-40 “Contracts in Entity's Own Equity.” The Company classifies as assets or liabilities any contracts that (i) require net-cash settlement (including a requirement to net cash settle the contract if an event occurs and if that event is outside the Company’s control) or (ii) gives the counterparty a choice of net-cash settlement or settlement in shares (physical settlement or net-share settlement).  The Company assesses classification of common stock purchase warrants and other free standing derivatives at each reporting date to determine whether a change in classification between assets and liabilities or equity is required.

Stock-based Compensation
The Company accounts for equity instruments issued to employees in accordance with accounting guidance that requires that awards are recorded at their fair value on the date of grant and are amortized over the vesting period of the award.  The Company recognizes compensation costs over the requisite service period of the award, which is generally the vesting term of the equity instrument issued.

NOTE 3 -   PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31,:

	2012	2011
Computers and equipment	$169,795	$119,667
Furniture and fixtures	4,066	5,059
Leasehold Improvements	7,338	7,338
Software	21,299	19,449
Website development costs	169,795	10,125
	372,293	161,638
Less: Accumulated depreciation and amortization	96,375	66,065
	$275,918	$95,573

Depreciation and amortization expense was $30,347 and $15,162 for the years ended December 31, 2012 and 2011, respectively.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 4 -   LONG-TERM DEBT

On June 10, 2011, Health Guru obtained a commitment from a lender to borrow an aggregate of $3,000,000.  The commitment was divided into two tranches.  The first tranche was for $2,000,000 which expires on October 1, 2014. The second tranche was for $1,000,000 and expires on December 1, 2014.

On January 31, 2012, Health Guru  obtained an additional growth capital loan on its second commitment (“Tranche 3”) in the amount of $500,000 which expires on December 1, 2014.

Long-term debt consists of the following at December 31,:

	2012	2011
1st Tranche- commencing August 1, 2011, payable in monthly installments of $21,160, including principal and interest. Beginning May 1, 2012, monthly installments of principal and interest increase to $77,600. The remaining principal and accrued interest is due on October 1, 2014.	$1,510,879	$1,977,503

2nd Tranche- commencing February 29, 2012 payable in monthly installments of $10,830, including principal and interest. Beginning July 1, 2012, monthly installments of principal and interest increase to $38,800. The remaining principal and accrued interest is due on December 1, 2014.	815,884	-

3rd Tranche- commencing January 31, 2012 payable in monthly installments of $5,415 including principal and interest. Beginning July 1, 2012, monthly installments of principal and interest increase to $19,400. The remaining principal and accrued interest is due on December 1, 2014.	407,917	-

Total	2,734,680	1,977,503

Less: Current Portion	1,351,690	466,623

Long-term Debt	$1,382,990	$1,510,880

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 4 -   LONG-TERM DEBT, CONTINUED

As of December 31, 2012, maturities of long-term debt are as follows:

Year Ending	Amount
2013	$1,351,690
2014	1,382,990

Total	$2,734,680

The loans are secured by all of the Company’s assets. Interest is payable monthly at an annual interest rate which is a sum of the prime rate, as published by The Wall Street Journal, plus 9.75% per annum (the “Combined Interest Rate”).  In no event shall the designated rate be less than 13%.  As of December 31, 2012 and 2011, the Combined Interest Rate was 13.0%. Interest expense for the years ended December 31, 2012 and 2011 was $384,754 and $122,625, respectively.

NOTE 5 -   INCOME TAXES

The Company has computed its deferred tax assets and liabilities by using the applicable tax rates expected to be in effect at the time such taxes shall be due.  In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon this assessment, management has determined that a full valuation allowance of all deferred tax assets was required at December 31, 2012 and 2011.

For the years ended December 31, 2012 and 2011, Health Guru has incurred net operating losses of approximately $4,000,000 and $3,000,000. The cumulative net operating losses (“NOL”), which approximate $13,000,000 as of December 31, 2012, will begin to expire in the year 2032. Subject to certain limitations, these NOLs may be carried forward to offset future taxable income.  The utilization of these NOL carryforwards are potentially subject to limitation for certain ownership changes pursuant to Section 382 of the Internal Revenue Code.  The Company was not required to provide for a provision for income taxes for the years ended December 31, 2012 and 2011 on account of these losses.  The Company is subject to audits. However at December 31, 2012 there were no audits in progress.  The Company is no longer subject to income tax examinations for years prior to 2009.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 6 -   STOCK OPTIONS AND WARRANTS

Pusuant to the Conmpany’s 2004 Stock Incentive Plan and 2010 Stock Incentive Plan (“Stock Plans”), the Company is authorized to issue an aggregate of 25,225,386 equity-based compensation shares, which it may issue to employees, officers, directors and/or consultants.

Stock option awards for the purchase of an aggregate of 20,791,423 shares of common stock were outstanding at December 31, 2012, of which 5,313,790 were exercisable.  The weighted average exercise price of the outstanding stock options was $0.016 as of December 31, 2012.

The fair value of stock options is amortized on a straight line basis over the requisite service periods of the respective awards. Stock based compensation expense related to stock options was $74,546 and $1,283 for the years ended December 31, 2012 and 2011, respectively, and was reflected in general and administrative expense on the accompanying consolidated statements of operations.  As of December 31, 2012, the unamortized value of options held by employees was $280,000.  As of December 31, 2012, the unamortized portion will be expensed over a period of 3 years.

Warrants to Purchase Common Stock
The Company has outstanding at December 31, 2012, warrants representing the rights to purchase an aggregate of 172,737,879 shares of Health Guru’s common stock.

NOTE 7 -   STOCKHOLDERS’ EQUITY

During the year ended December 31, 2011, the Company issued 69,633,266 shares of series A-1 preferred stock, consisting of net proceeds of $5,613,532 for the issuance of issuance of shares issued for cash and from the conversion of promissonary notes with a carry value of $498,494.

During the year ended December 31, 2011, 70,101 shares were converted from Preferred Stock to Common Stock at a par value of $.0001 per share.

On November 23, 2011 the Board of Directors declared a 20 for 1 reverse stock split of Health Guru’s Common Stock, Series A-1 Preferred Stock and Series A-2 Preferred Stock, par value $.001 per share  and the par value changed to $.0001 per share.  All share counts and preferred and common stock amounts have been restated since inception to reflect the reverse stock split and the change in par values.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 7 -   STOCKHOLDERS’ EQUITY, CONTINUED

On January 5, 2012 there was an exercise of 91,459 stock options for $91 under the 2010 stock option plan for 4,573 shares of common stock.

On February 1, 2012 there was an issuance of 1,829,238 shares of Series A-1 Preferred stock, par value $.0001 for $150,000.

On November 14, 2012 the Board of Directors approved the issuance of a Series B-1 Preferred stock Purchase Agreement whereby the Company sold 28,359,555 shares of its series B-1 Preferred Stock, par value $.0001 per share for an aggregate purchase price of $3,250,004.

NOTE 8 -   COMMITMENTS

Operating Lease
The Company occupies premises under a non-cancelable operating sub-lease beginning January 1, 2012 and expiring on September 29, 2013. On September 13, 2013 the Company extended its lease through September 30, 2015. The leases provide for rent and real estate escalations and the Company is responsible for utilities and other operating expenses.

The future minimum annual lease payments under the operating leases are as follows:

For the year ending December 31, 2013	$231,080
2014	265,980
2015	203,940
$701,000

Rent expense for the years ended December 31, 2012 and 2011 was $213,696 and $158,209, respectively.

NOTE 9 -   SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date that the accompanying financial statements were issued.  The Company has no material subsequent events requiring disclosure other than as noted below.

Financing
In June 2013 the Company secured a receivable financing arrangements with Sterling National Bank – Factoring and Trade Finance Division (“the Bank”).  The Company has granted the Bank a continuing general lien upon, security interest in and to all accounts receivable as defined in the agreement.

HEALTH GURU MEDIA, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2012 AND 2011

NOTE 9 -   SUBSEQUENT EVENTS, CONTINUED

Impairment of Intangible Assets and Goodwill
During the nine months ended September 30, 2013, Gather.com realized a substantial decline in its web traffic, resulting in reduced prospects for future advertising revenue.  Accordingly, during the nine months ended September 30, 2013, the Company recorded a charge of $50,000 and $500,000 to record the related impairment to intangible assets and goodwill, respectively.

Merger
On December 3, 2013, the Company was sold to Kitara Media Corp. (“Kitara”), pursuant to a Merger Agreement and Plan of Organization (“Merger Agreement”) by and among the Company, Kitara and Kitara Media Sub, Inc. (“Merger Sub”), and certain security holders of Health Guru who held a majority of the outstanding shares of capital stock of Health Guru, and simultaneously consummated the transactions contemplated thereby (the “Closing”).

At the Closing, pursuant to the Merger Agreement, Merger Sub was merged with and into Health Guru, with Health Guru surviving as a wholly owned subsidiary of Kitara (the “Merger”). All of Health Guru’s shares of capital stock, both common and preferred, as well as $ 1,000,000 of debt (the $ 1,000,000 was converted into equity and was eliminated along with all other Health Guru equity accounts in connection with the merger) outstanding immediately prior to the Merger were automatically canceled and converted into the right to receive an aggregate of 18,000,000 shares of Kitara’s common stock, par value $0.0001 per share (“Kitara Common Stock”).  The Kitara Common Stock is subject to a lock up agreement until July 2014.   Simultaneously, all of Health Guru’s stock options and warrants to purchase common stock which were outstanding prior to the Merger were cancelled.

As a result of the Merger, the former holders of the capital stock of Health Guru (the “Health Guru Stockholders”) own approximately 22% of the outstanding shares of Kitara Common Stock.  Pursuant to the Merger Agreement, Health Guru was subject to typical indemnifications, representations and warranties. To provide a fund for the parties’ rights to indemnification, 10% of the shares of Company Common Stock (the “Escrow Shares”) received by the Health Guru Stockholders was deposited in escrow to be  released on or about April 15, 2015.  At the Closing, Joshua Silberstein, Health Guru’s chief executive officer, was appointed as a director and president of Kitara.